SCHEDULE OF RECONCILIATION OF CASH AND RESTRICTED CASH (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Cash and Cash Equivalents [Abstract]
Cash	$ 87,696	¥ 640,119		¥ 377,947
Restricted cash	1,424	10,396		4,502
Total cash and restricted cash shown in the consolidated statements of cash flows	$ 89,120	¥ 650,515	$ 52,395	¥ 382,449	¥ 527,265	¥ 656,877